                        SUPPLEMENT DATED OCTOBER 18, 2005
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005

On October 17, 2005, shareholders of the Growth & Income Trust approved a proposal to increase the advisory fees payable by the portfolio to the rates noted below. This change will be effective October 18, 2005.

                              GROWTH & INCOME TRUST

                                              BETWEEN            BETWEEN
                                              $500 MILLION AND   $1 BILLION          EXCESS OF
                        FIRST $500 MILLION    $1 BILLION OF      AND $2.5 BILLION    $2.5 BILLION OF
                        OF AGGREGATE NET      AGGREGATE NET      OF AGGREGATE NET    AGGREGATE NET
PORTFOLIO               ASSETS*               ASSETS*            ASSETS*             ASSETS*

Growth & Income Trust   0.780%                0.760%             0.750%              0.740%

     *For the purposes of determining Aggregate Net Assets, the following net assets are included:
     (a) the Growth & Income Trust, a series of John Hancock Trust,
     (c) that portion of the net assets of the Managed Trust, a series of John Hancock Trust, that is managed by GMO.
     (d) U.S. Core Fund, a series of John Hancock Funds III
     (e) Growth & Income Fund, a series of John Hancock Funds II
     (f) that portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.

     The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Growth & Income Trust. The annual fee rate is calculated each day by applying the annual percentage rates in the table above to the applicable portions of Aggregate Net Assets shown in the table and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Growth & Income Trust as well the other portfolios managed by the subadviser to the Growth & Income Trust set forth in the notes to the table, but only for the period during which the subadviser for the Growth & Income Trust also serves as the subadviser to the other portfolios.

     The advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Growth & Income Trust by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

Had the new advisory fee rates been in effect for the fiscal year ended December 31, 2004, the advisory fee for the Growth & Income Trust (as a percentage of the Growth & Income Trust's average net assets for such fiscal year) would have been 0.76%.


JHT Supp Oct. 18, 2005